UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 19, 2018
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500 Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brunswick Corporation ("Brunswick" or the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") on October 25, 2018, to report, among other things, that David M. Foulkes, the Company’s current Chief Technology Officer and President, Brunswick Marine Consumer Solutions, will assume the role of Chief Executive Officer effective as of January 1, 2019. On December 4, 2018, upon recommendation by the Human Resources and Compensation Committee ("Committee"), the Board of Directors approved the material terms of Mr. Foulkes' employment as Chief Executive Officer. Except as stated in this amendment to the Original Form 8-K, no other information contained in the Original Form 8-K is amended or supplemented.
In his new role as Chief Executive Officer, Mr. Foulkes will earn an annual base salary of $1,000,000. He will be entitled to participate in the Brunswick Performance Plan, with a target bonus recommended by the Committee and approved by the independent directors of the Board of Directors, and will also be eligible for grants of equity-based awards under Brunswick's 2014 Stock Incentive Plan as determined by the Committee. Mr. Foulkes will also be eligible for other benefits to which executive officers are entitled as generally described in Brunswick's most recent proxy statement filed with the Securities and Exchange Commission on March 22, 2018. Mr. Foulkes' Terms and Conditions of Employment agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
10.1	Terms and Conditions of Employment agreement for David Foulkes, effective January 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: December 7, 2018	By:	/S/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Vice President, General Counsel & Secretary